UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CRESTWOOD EQUITY PARTNERS LP

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On September 27, 2023, Crestwood Equity Partners LP (“Crestwood”) commenced a solicitation of consents (the “Consent Solicitation”) from holders of its outstanding preferred units (the “Preferred Units”). This filing consists of the following communications relating to the Consent Solicitation, each dated as of September 27, 2023: (i) Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees, (ii) Form of Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees, and (iii) Form of Letter to Record Holders.

Crestwood Equity Partners LP

Solicitation of Consents from Holders of Preferred Units of Crestwood Equity Partners LP:

Pursuant to the Consent Solicitation Statement

Dated September 27, 2023

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 17, 2023 (SUCH TIME AND DATE, AS IT MAY BE EARLIER CONCLUDED, TERMINATED, OR EXTENDED, THE “EXPIRATION DATE”). ONLY A HOLDER OF PREFERRED UNITS AS OF 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 22, 2023 (SUCH TIME AND DATE, THE “RECORD DATE”) IN RESPECT OF WHICH THERE HAS BEEN DELIVERED A VALID CONSENT (AS DEFINED BELOW) ON OR PRIOR TO THE EXPIRATION DATE (WHICH HAS NOT BEEN PROPERLY WITHDRAWN) WILL BE ENTITLED TO RECEIVE THE CONSENT FEE (AS DEFINED BELOW). CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE EARLIER OF (i) THE EXPIRATION DATE AND (ii) THE TIME AT WHICH THE REQUISITE CONSENTS (AS DEFINED BELOW) HAVE BEEN RECEIVED.

September 27, 2023

To Brokers, Dealers, Commercial

Banks, Trust Companies and

other Nominees:

On August 16, 2023, Crestwood Equity Partners LP (the “Partnership”), entered into an Agreement and Plan of Merger (the “merger agreement”) with Energy Transfer LP (“Energy Transfer”), Pachyderm Merger Sub LLC, a direct wholly owned subsidiary of Energy Transfer (“Merger Sub”), and, solely for the purposes of Sections 2.1(a), 2.1(b), 2.1(c) and 5.21 thereof, LE GP, LLC, pursuant to which the Partnership will merge with and into Merger Sub (the “merger”), with Merger Sub surviving the merger as a direct wholly owned subsidiary of Energy Transfer.

In connection with the merger and at the direction of Energy Transfer, pursuant to the merger agreement, the Partnership and Crestwood Equity GP LLC, a Delaware limited liability company acting in its capacity as managing general partner of the Partnership (the “Managing General Partner”), are conducting a consent solicitation (the “Consent Solicitation”) pursuant to which we are soliciting consents (“Consents”) from the holders (“Preferred Holders”) of the Partnership’s issued and outstanding Preferred Units representing limited partner interests (the “Preferred Units”) to approve an amendment of the Partnership’s Sixth Amended and Restated Agreement of Limited Partnership, effective as of August 20, 2021 (the “Partnership Agreement”), as such amendment is set forth on Annex A to the Consent Solicitation Statement (the “Proposed Amendment”).

The purpose of the Consent Solicitation is to (i) increase the cash redemption price for the Preferred Units in connection with a cash redemption election in the merger, and (ii) conform certain terms of the Preferred Units with Energy Transfer’s other outstanding series of preferred units in order to simplify Energy Transfer’s capital structure following the merger.

As described in the consent solicitation statement dated September 27, 2023 (as amended or supplemented from time to time, the “Consent Solicitation Statement”) and the related consent letter (the “Consent Letter”) relating to the Consent Solicitation, the Partnership has established the close of business on October 17, 2023 as the Record Date for determining those Preferred Holders entitled to submit Consents with respect to the Proposed Amendment.

The Proposed Amendment would amend Section 5.8 of the Partnership Agreement as follows:

1.

Section 5.8(e)(ii)(D) of the Partnership Agreement provides holders the right to have Preferred Units redeemed at a price equal to 101% of the Preferred Unit Price (as defined in the Partnership Agreement) in the event of a Change of Control (other than a Cash COC Event) (as such terms are defined in the Partnership Agreement). The Proposed Amendment would permit us to increase the redemption price payable to holders making a cash redemption election pursuant to Section 5.8(e)(ii)(D) of the Partnership Agreement in connection with the merger from 101% of the Preferred Unit Price (or $9.218573 per Preferred Unit) to 108% of the Preferred Unit Price (or $9.857484 per Preferred Unit);

2.

Section 5.8(c)(i) of the Partnership Agreement provides that in the event the Partnership fails to pay in full in cash any distribution (or portion thereof) which a Preferred Holder is entitled to receive for a quarter under the Partnership Agreement, (i) then the Preferred Unit Distribution Amount (as defined in the Partnership Agreement) for the immediately following quarter will be $0.2567 per quarter (the “Deficiency Rate”) and (ii) any accrued and unpaid distributions will increase at a rate of 2.8125% per quarter. The Proposed Amendment would eliminate the application of (a) the Deficiency Rate with respect to distributions payable to the Preferred Holders during any quarter in which distributions are accrued and unpaid and (b) the 2.8125% rate of increase per quarter to any accrued and unpaid distributions;

3.

Section 5.8(c)(i) of the Partnership Agreement provides that each Preferred Unit is entitled to share in any special distributions by the Partnership of cash, securities or other property pro rata with the Partnership’s common units (the “Common Units”) as if the Preferred Units had converted into Common Units. Special distributions do not include regular quarterly distributions paid in the normal course pursuant to the Partnership Agreement, so long as such distributions are not in excess of 130% of the quarterly distribution rate for the prior quarter. The Proposed Amendment would provide Preferred Holders the right to receive (and share pro rata with holders of Common Units in) any portion of any quarterly cash distribution made in the normal course to holders of Common Units that is in excess of an amount that is the greater of (i) the amount of the highest previously paid quarterly cash distribution after the date of the merger and (ii) the amount equal to 115% of the quarterly cash distribution for the immediately preceding quarter; and

4.

Section 5.8(d) of the Partnership Agreement provides that Preferred Holders are entitled to vote as a separate class on any matter that adversely affects the rights, powers, privileges or preferences of the Preferred Units in relation to other classes of Partnership Interests (as defined in the Partnership Agreement). The affirmative vote of a majority of the Preferred Units is required to approve such matters, except that the affirmative vote of two-thirds of the Preferred Units is required to approve matters (i) that alter the rights and obligations of the Preferred Units in any material respect, increase or decrease the authorized number of Preferred Units, or otherwise adversely affect the Preferred Units or (ii) when the three largest Preferred Holders collectively own two-thirds of the Preferred Units or certain of our initial Preferred Holders own at least 35% of the Preferred Units. Section 5.8(d) of the Partnership Agreement also provides that the Partnership may, without the affirmative vote of two-thirds of the Preferred Units, create and issue Junior Securities (as defined in the Partnership Agreement) and Parity Securities (as defined in the Partnership Agreement) in an unlimited amount, with respect to Junior Securities, and, with respect to Parity Securities, in an amount not to exceed $300 million in aggregate face value and that shall not be convertible into more than 48,125,000 Common Units, subject to certain restrictions set forth in the Partnership Agreement. The Proposed Amendment would conform the voting rights of Preferred Holders to the voting rights of holders of Energy Transfer’s other outstanding series of preferred units by (a) eliminating the right of Preferred Holders to vote together, on an as-converted basis, with the Common Units as a single class, (b) providing that the affirmative vote of holders of at least two-thirds of the outstanding Preferred Units, voting as a separate class, is required to adopt any amendment to the Partnership Agreement that the Managing General Partner determines would have a material and adverse effect on the rights of the Preferred Units, and (c) providing that the affirmative vote of holders of at least two-thirds of the outstanding Preferred Units, voting together as a class with other parity securities, is required to (1) create or issue any Parity Securities if cumulative distributions on the Preferred Units are in arrears or (2) create or issue any Senior Securities (as defined in the Partnership Agreement).

If the Consent of Preferred Holders holding at least two-thirds of the issued and outstanding Preferred Units as of the Record Date (the “Requisite Consents”) are received by D.F. King & Co., Inc. (the “Information and Tabulation Agent”), including through The Depositary Trust Company’s Automated Tender Offer Program (and not revoked), at or prior to the Expiration Date and the Merger Conditions (as defined in the Consent Solicitation Statement) are satisfied or waived, as applicable, by the parties to the merger agreement and the merger agreement is not otherwise terminated, then:

•

the Partnership will, as promptly as practicable after, and only if, the Merger Conditions are satisfied or waived, as applicable, by the parties to the merger agreement and the merger agreement is not otherwise terminated, pay to Preferred Holders from whom properly submitted Consents are received by the Information and Tabulation Agent on or prior to the Expiration Date a fee in cash (the “Consent Fee”) equal to $0.182546 for each Preferred Unit with respect to which Consents are received (and not revoked) on or prior to the Expiration Date;

•	the Managing General Partner will execute a First Amendment to the Partnership Agreement (the “First Amendment”), which will contain the Proposed Amendment;

•

the Proposed Amendment will become effective immediately upon execution of the First Amendment by the Managing General Partner, which is anticipated to be immediately prior to the closing of the merger; and

•

in connection with the closing of the merger, (i) Preferred Holders making a redemption election in connection with the consideration they receive in the merger would receive such cash redemption price as increased pursuant to the First Amendment and (ii) Preferred Holders electing to receive preferred units of Energy Transfer (“ET Preferred Units”) with substantially similar terms as the Preferred Units as consideration in the merger will receive ET Preferred Units with terms reflecting the First Amendment.

The Partnership will not pay any fees or commissions to you for soliciting Consents except in connection with soliciting Consents from certain retail beneficial owners. However, you will be reimbursed by the Partnership for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients, including the reasonable expenses of overnight courier services.

For your information and for forwarding to your clients for whom you hold the Preferred Units held of record in your name or in the name of your nominee(s), enclosed are copies of the following documents:

1.	The Consent Solicitation Statement;

2.	A Consent Letter for the Preferred Units, which may be used by you and provided to your clients for their reference;

3.

A form letter, including a Letter of Instruction, which you may use to correspond with your clients for whose accounts you hold Preferred Units held of record in your name or in the name of your nominee(s), with space provided for obtaining such clients’ instructions regarding the Consent Solicitation;

4.	A return envelope addressed to the Information and Tabulation Agent, if applicable; and

5.	Request for Taxpayer Identification Number and Certification on Form W-9.

WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE TO OBTAIN THEIR INSTRUCTIONS.

Questions regarding the Consent Solicitation may be directed to BofA Securities, Inc. (the “Solicitation Agent”) at its respective address and telephone number set forth on the back cover of the enclosed Consent Solicitation Statement. Any questions regarding the procedure for consenting as well as requests for assistance or additional copies of the Consent Letter may be directed to the Information and Tabulation Agent at its telephone number or address set forth on the back cover of the enclosed Consent Solicitation Statement.

Holders of record as of the Record Date desiring to deliver Consents should complete, sign and date the Consent Letter in accordance with the instructions therein and mail or deliver it and any other required documents to the Information and Tabulation Agent at its address set forth on the front cover page thereof for receipt prior to the Expiration Date.

Consents should only be delivered to the Information and Tabulation Agent, not to the Partnership or the Solicitation Agent. HOLDERS SHOULD NOT TENDER OR DELIVER PREFERRED UNITS AT ANY TIME.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any delivered Consent pursuant to any of the procedures described above shall be determined by the Partnership, in its sole discretion (which determination shall be final and binding). The Partnership reserves the absolute right to reject any or all deliveries of any Consent determined by it not to be in proper form or the acceptance of which would, in the Partnership’s opinion, be unlawful. The Partnership also reserves the absolute right, in its sole discretion, to waive any defect or irregularity as to any delivery of any Consent of any particular Preferred Holder, regardless of whether similar defects or irregularities are waived in the case of other Preferred Holders. The Partnership’s interpretation of the terms and conditions of the Consent Solicitation shall be final and binding. Any defect or irregularity in connection with deliveries of Consents must be cured within such time as the Partnership determines, unless waived by the Partnership. Deliveries of Consents shall not be deemed to have been made until all defects and irregularities have been waived by the Partnership or cured. Neither the Partnership nor any other person shall be under any duty to give notification to any Preferred Holder of any defects or irregularities in deliveries of Consents or shall incur any liability for failure to give any such notification. Deliveries of Consents or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. The Partnership’s interpretation of the terms and conditions of the Consent Solicitations (including this Consent Solicitation Statement) will be final and binding on all parties.

Very truly yours,

Crestwood Equity Partners LP

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON BEING DEEMED TO BE THE AGENT OF THE PARTNERSHIP, THE INFORMATION AND TABULATION AGENT OR THE SOLICITATION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE CONSENT SOLICITATION, OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS EXPRESSLY CONTAINED THEREIN.

Crestwood Equity Partners LP

Solicitation of Consents from Holders of Preferred Units of Crestwood Equity Partners LP:

Pursuant to the Consent Solicitation Statement

Dated September 27, 2023

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 17, 2023 (SUCH TIME AND DATE, AS IT MAY BE EARLIER CONCLUDED, TERMINATED, OR EXTENDED, THE “EXPIRATION DATE”). ONLY A HOLDER OF PREFERRED UNITS (AS DEFINED BELOW) AS OF 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 22, 2023 (SUCH TIME AND DATE, THE “RECORD DATE”) IN RESPECT OF WHICH THERE HAS BEEN DELIVERED A VALID CONSENT (AS DEFINED BELOW) ON OR PRIOR TO THE EXPIRATION DATE (WHICH HAS NOT BEEN PROPERLY WITHDRAWN) WILL BE ENTITLED TO RECEIVE THE CONSENT FEE (AS DEFINED BELOW). CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE EARLIER OF (i) THE EXPIRATION DATE AND (ii) THE TIME AT WHICH THE REQUISITE CONSENTS (AS DEFINED BELOW) HAVE BEEN RECEIVED.

September 27, 2023

To Holders of Preferred Units:

On August 16, 2023, Crestwood Equity Partners LP (the “Partnership”), entered into an Agreement and Plan of Merger (the “merger agreement”) with Energy Transfer LP (“Energy Transfer”), Pachyderm Merger Sub LLC, a direct wholly owned subsidiary of Energy Transfer (“Merger Sub”), and, solely for the purposes of Sections 2.1(a), 2.1(b), 2.1(c) and 5.21 thereof, LE GP, LLC, pursuant to which the Partnership will merge with and into Merger Sub (the “merger”), with Merger Sub surviving the merger as a direct wholly owned subsidiary of Energy Transfer.

In connection with the merger and at the direction of Energy Transfer, pursuant to the merger agreement, the Partnership and Crestwood Equity GP LLC, a Delaware limited liability company acting in its capacity as managing general partner of the Partnership (the “Managing General Partner”), are conducting a consent solicitation (the “Consent Solicitation”) pursuant to which the Partnership and the Managing General Partner are soliciting consents (“Consents”) from the holders (“Preferred Holders”) of the Partnership’s issued and outstanding Preferred Units representing limited partner interests (the “Preferred Units”) to approve an amendment of the Partnership’s Sixth Amended and Restated Agreement of Limited Partnership, effective as of August 20, 2021 (the “Partnership Agreement”), as such amendment is set forth on Annex A to the Consent Solicitation Statement (the “Proposed Amendment”).

The purpose of the Consent Solicitation is to (i) increase the cash redemption price for the Preferred Units in connection with a cash redemption election in the merger, and (ii) conform certain terms of the Preferred Units with Energy Transfer’s other outstanding series of preferred units in order to simplify Energy Transfer’s capital structure following the merger.

Enclosed for your consideration are a consent solicitation statement dated September 27, 2023 (as amended or supplemented from time to time, the “Consent Solicitation Statement”) and a related consent letter (the “Consent Letter”) relating to the Consent Solicitation. The Partnership has established the close of business on September 22, 2023 as the Record Date for determining those Preferred Holders entitled to submit Consents with respect to the Proposed Amendment.

The Proposed Amendment would amend Section 5.8 of the Partnership Agreement as follows:

1.

Section 5.8(e)(ii)(D) of the Partnership Agreement provides holders the right to have Preferred Units redeemed at a price equal to 101% of the Preferred Unit Price (as defined in the Partnership Agreement) in the event of a Change of Control (other than a Cash COC Event) (as such terms are defined in the Partnership Agreement). The Proposed Amendment would permit us to increase the redemption price payable to holders making a cash redemption election pursuant to Section 5.8(e)(ii)(D) of the Partnership Agreement in connection with the merger from 101% of the Preferred Unit Price (or $9.218573 per Preferred Unit) to 108% of the Preferred Unit Price (or $9.857484 per Preferred Unit);

2.

Section 5.8(c)(i) of the Partnership Agreement provides that in the event the Partnership fails to pay in full in cash any distribution (or portion thereof) which a Preferred Holder is entitled to receive for a quarter under the Partnership Agreement, (i) then the Preferred Unit Distribution Amount (as defined in the Partnership Agreement) for the immediately following quarter will be $0.2567 per quarter (the “Deficiency Rate”) and (ii) any accrued and unpaid distributions will increase at a rate of 2.8125% per quarter. The Proposed Amendment would eliminate the application of (a) the Deficiency Rate with respect to distributions payable to the Preferred Holders during any quarter in which distributions are accrued and unpaid and (b) the 2.8125% rate of increase per quarter to any accrued and unpaid distributions;

3.

Section 5.8(c)(i) of the Partnership Agreement provides that each Preferred Unit is entitled to share in any special distributions by the Partnership of cash, securities or other property pro rata with the Partnership’s common units (the “Common Units”) as if the Preferred Units had converted into Common Units. Special distributions do not include regular quarterly distributions paid in the normal course pursuant to the Partnership Agreement, so long as such distributions are not in excess of 130% of the quarterly distribution rate for the prior quarter. The Proposed Amendment would provide Preferred Holders the right to receive (and share pro rata with holders of Common Units in) any portion of any quarterly cash distribution made in the normal course to holders of Common Units that is in excess of an amount that is the greater of (i) the amount of the highest previously paid quarterly cash distribution after the date of the merger and (ii) the amount equal to 115% of the quarterly cash distribution for the immediately preceding quarter; and

2

4.

Section 5.8(d) of the Partnership Agreement provides that Preferred Holders are entitled to vote as a separate class on any matter that adversely affects the rights, powers, privileges or preferences of the Preferred Units in relation to other classes of Partnership Interests (as defined in the Partnership Agreement). The affirmative vote of a majority of the Preferred Units is required to approve such matters, except that the affirmative vote of two-thirds of the Preferred Units is required to approve matters (i) that alter the rights and obligations of the Preferred Units in any material respect, increase or decrease the authorized number of Preferred Units, or otherwise adversely affect the Preferred Units or (ii) when the three largest Preferred Holders collectively own two-thirds of the Preferred Units or certain of our initial Preferred Holders own at least 35% of the Preferred Units. Section 5.8(d) of the Partnership Agreement also provides that the Partnership may, without the affirmative vote of two-thirds of the Preferred Units, create and issue Junior Securities (as defined in the Partnership Agreement) and Parity Securities (as defined in the Partnership Agreement) in an unlimited amount, with respect to Junior Securities, and, with respect to Parity Securities, in an amount not to exceed $300 million in aggregate face value and that shall not be convertible into more than 48,125,000 Common Units, subject to certain restrictions set forth in the Partnership Agreement. The Proposed Amendment would conform the voting rights of Preferred Holders to the voting rights of holders of Energy Transfer’s other outstanding series of preferred units by (a) eliminating the right of Preferred Holders to vote together, on an as-converted basis, with the Common Units as a single class, (b) providing that the affirmative vote of holders of at least two-thirds of the outstanding Preferred Units, voting as a separate class, is required to adopt any amendment to the Partnership Agreement that the Managing General Partner determines would have a material and adverse effect on the rights of the Preferred Units, and (c) providing that the affirmative vote of holders of at least two-thirds of the outstanding Preferred Units, voting together as a class with other parity securities, is required to (1) create or issue any Parity Securities if cumulative distributions on the Preferred Units are in arrears or (2) create or issue any Senior Securities (as defined in the Partnership Agreement).

If the Consent of Preferred Holders holding at least two-thirds of the issued and outstanding Preferred Units as of the Record Date (the “Requisite Consents”) are received by D.F. King & Co., Inc. (the “Information and Tabulation Agent”) including through The Depositary Trust Company’s Automated Tender Offer Program (and not revoked), at or prior to the Expiration Date and the Merger Conditions (as defined in the Consent Solicitation Statement) are satisfied or waived, as applicable, by the parties to the merger agreement and the merger agreement is not otherwise terminated, then:

•

the Partnership will, as promptly as practicable after, and only if, the Merger Conditions are satisfied or waived, as applicable, by the parties to the merger agreement and the merger agreement is not otherwise terminated, pay to Preferred Holders from whom properly submitted Consents are received by the Information and Tabulation Agent on or prior to the Expiration Date a fee in cash (the “Consent Fee”) equal to $0.182546 for each Preferred Unit with respect to which Consents are received (and not revoked) on or prior to the Expiration Date;

3

•	the Managing General Partner will execute a First Amendment to the Partnership Agreement (the “First Amendment”), which will contain the Proposed Amendment;

•

the Proposed Amendment will become effective immediately upon execution of the First Amendment by the Managing General Partner, which is anticipated to be immediately prior to the closing of the merger; and

•

in connection with the closing of the merger, (i) Preferred Holders making a redemption election in connection with the consideration they receive in the merger would receive such cash redemption price as increased pursuant to the First Amendment and (ii) Preferred Holders electing to receive preferred units of Energy Transfer (“ET Preferred Units”) with substantially similar terms as the Preferred Units as consideration in the merger will receive ET Preferred Units with terms reflecting the First Amendment.

This material is being forwarded to you as the beneficial owner of the Preferred Units held by us for your account but not registered in your name. The accompanying Consent Letter is furnished to you for informational purposes. Delivery of a Consent with respect to such Preferred Units may be made by us as the holder of record, but only pursuant to your instructions.

Accordingly, we request instructions as to whether you wish us to deliver Consents with respect to the Preferred Units held by us for your account. If you wish to have us do so, please so instruct us by completing, executing and returning to us the Letter of Instruction printed on the reverse side hereof. PLEASE DO NOT COMPLETE THE CONSENT LETTER. The Consent Letter is enclosed for your reference and will be completed by us and returned to D.F. King & Co., Inc., as the Information and Tabulation Agent, upon receipt by us of the Letter of Instruction. Further, if you wish to revoke previously delivered Consents, please so indicate on the Letter of Instruction and return to us. If you do not wish us to deliver Consents for your Preferred Units, you do not need to return the Letter of Instruction to us or take any further action.

If you instruct us to deliver a Consent, we will deliver a Consent with respect to all of the Preferred Units held by us for your account unless otherwise directed on the Letter of Instruction. Your instructions should be forwarded to us in ample time to permit us to deliver a Consent on your behalf prior to the Expiration Date.

Separately from the solicitation of Consents in the Consent Solicitation, the Partnership will be soliciting votes from holders of its Common Units and Preferred Holders to approve the completion of the merger. We will announce the results of the Consent Solicitation as promptly as possible following the Expiration Date, which announcement is anticipated to be at least ten days before the deadline to make a merger consideration election for the Preferred Units, assuming the Expiration Date is not extended.

4

LETTER OF INSTRUCTION

The undersigned acknowledge(s) receipt of your letter and the enclosed materials referred to therein relating to the solicitation by Crestwood Equity Partners LP of Consents from holders of record of the Preferred Units to adopt the Proposed Amendment to the Partnership Agreement. Capitalized terms used but not defined herein have the meanings given to them in the Consent Solicitation Statement.

This Letter of Instruction hereby instructs you to deliver or revoke a Consent with respect to the number of Preferred Units indicated below that is held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Consent Solicitation Statement.

DESCRIPTION OF THE SECURITIES*

Issuer	Security Description	CUSIP No.	Number of Securities Owned	Number of Securities as to which Consents are Given	Number of Securities as to which Consents are Revoked**
Crestwood Equity Partners LP	Preferred Units	226344307

*

Unless otherwise indicated, if you execute this Letter of Instruction by completing the above table and returning it, a Consent with respect to all of the Preferred Units held for the account of the undersigned will be delivered.

**	Complete this column only for the number of Preferred Units with respect to which previously given Consents are being revoked.

(PLEASE COMPLETE THE FOLLOWING)

SIGN HERE
Dated

Signature(s)

Print Name(s) and Title

Address

(Please Include Zip Code)

Telephone Number
(Please Include Area Code)

Tax Identification Number
(Social Security Number or Employer Identification Number)

My Account Number with You

Crestwood Equity Partners LP

Solicitation of Consents from Holders of Preferred Units of Crestwood Equity Partners LP:

Pursuant to the Consent Solicitation Statement

Dated September 27, 2023

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 17, 2023 (SUCH TIME AND DATE, AS IT MAY BE EARLIER CONCLUDED, TERMINATED, OR EXTENDED, THE “EXPIRATION DATE”). ONLY A HOLDER OF PREFERRED UNITS (AS DEFINED BELOW) AS OF 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 22, 2023 (SUCH TIME AND DATE, THE “RECORD DATE”) IN RESPECT OF WHICH THERE HAS BEEN DELIVERED A VALID CONSENT (AS DEFINED BELOW) ON OR PRIOR TO THE EXPIRATION DATE (WHICH HAS NOT BEEN PROPERLY WITHDRAWN) WILL BE ENTITLED TO RECEIVE THE CONSENT FEE (AS DEFINED BELOW). CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE EARLIER OF (i) THE EXPIRATION DATE AND (ii) THE TIME AT WHICH THE REQUISITE CONSENTS (AS DEFINED BELOW) HAVE BEEN RECEIVED.

September 27, 2023

To Holders of Preferred Units:

On August 16, 2023, Crestwood Equity Partners LP (the “Partnership”), entered into an Agreement and Plan of Merger (the “merger agreement”) with Energy Transfer LP (“Energy Transfer”), Pachyderm Merger Sub LLC, a direct wholly owned subsidiary of Energy Transfer (“Merger Sub”), and, solely for the purposes of Sections 2.1(a), 2.1(b), 2.1(c) and 5.21 thereof, LE GP, LLC, pursuant to which the Partnership will merge with and into Merger Sub (the “merger”), with Merger Sub surviving the merger as a direct wholly owned subsidiary of Energy Transfer.

In connection with the merger and at the direction of Energy Transfer, pursuant to the merger agreement, the Partnership and Crestwood Equity GP LLC, a Delaware limited liability company acting in its capacity as managing general partner of the Partnership (the “Managing General Partner”), are conducting a consent solicitation (the “Consent Solicitation”) pursuant to which the Partnership and the Managing General Partner are soliciting consents (“Consents”) from the holders (“Preferred Holders”) of the Partnership’s issued and outstanding Preferred Units representing limited partner interests (the “Preferred Units”) to approve an amendment of the Partnership’s Sixth Amended and Restated Agreement of Limited Partnership, effective as of August 20, 2021 (the “Partnership Agreement”), as such amendment is set forth on Annex A to the Consent Solicitation Statement (the “Proposed Amendment”).

The purpose of the Consent Solicitation is to (i) increase the cash redemption price for the Preferred Units in connection with a cash redemption election in the merger, and (ii) conform certain terms of the Preferred Units with Energy Transfer’s other outstanding series of preferred units in order to simplify Energy Transfer’s capital structure following the merger.

Enclosed for your consideration are a consent solicitation statement dated September 27, 2023 (as amended or supplemented from time to time, the “Consent Solicitation Statement”) and a related consent letter (the “Consent Letter”) relating to the Consent Solicitation. The Partnership has established the close of business on September 22, 2023 as the Record Date for determining those Preferred Holders entitled to submit Consents with respect to the Proposed Amendment.

The Proposed Amendment would amend Section 5.8 of the Partnership Agreement as follows:

1.

Section 5.8(e)(ii)(D) of the Partnership Agreement provides holders the right to have Preferred Units redeemed at a price equal to 101% of the Preferred Unit Price (as defined in the Partnership Agreement) in the event of a Change of Control (other than a Cash COC Event) (as such terms are defined in the Partnership Agreement). The Proposed Amendment would permit us to increase the redemption price payable to holders making a cash redemption election pursuant to Section 5.8(e)(ii)(D) of the Partnership Agreement in connection with the merger from 101% of the Preferred Unit Price (or $9.218573 per Preferred Unit) to 108% of the Preferred Unit Price (or $9.857484 per Preferred Unit);

2.

Section 5.8(c)(i) of the Partnership Agreement provides that in the event the Partnership fails to pay in full in cash any distribution (or portion thereof) which a Preferred Holder is entitled to receive for a quarter under the Partnership Agreement, (i) then the Preferred Unit Distribution Amount (as defined in the Partnership Agreement) for the immediately following quarter will be $0.2567 per quarter (the “Deficiency Rate”) and (ii) any accrued and unpaid distributions will increase at a rate of 2.8125% per quarter. The Proposed Amendment would eliminate the application of (a) the Deficiency Rate with respect to distributions payable to the Preferred Holders during any quarter in which distributions are accrued and unpaid and (b) the 2.8125% rate of increase per quarter to any accrued and unpaid distributions;

3.

Section 5.8(c)(i) of the Partnership Agreement provides that each Preferred Unit is entitled to share in any special distributions by the Partnership of cash, securities or other property pro rata with the Partnership’s common units (the “Common Units”) as if the Preferred Units had converted into Common Units. Special distributions do not include regular quarterly distributions paid in the normal course pursuant to the Partnership Agreement, so long as such distributions are not in excess of 130% of the quarterly distribution rate for the prior quarter. The Proposed Amendment would provide Preferred Holders the right to receive (and share pro rata with holders of Common Units in) any portion of any quarterly cash distribution made in the normal course to holders of Common Units that is in excess of an amount that is the greater of (i) the amount of the highest previously paid quarterly cash distribution after the date of the merger and (ii) the amount equal to 115% of the quarterly cash distribution for the immediately preceding quarter; and

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4.

Section 5.8(d) of the Partnership Agreement provides that Preferred Holders are entitled to vote as a separate class on any matter that adversely affects the rights, powers, privileges or preferences of the Preferred Units in relation to other classes of Partnership Interests (as defined in the Partnership Agreement). The affirmative vote of a majority of the Preferred Units is required to approve such matters, except that the affirmative vote of two-thirds of the Preferred Units is required to approve matters (i) that alter the rights and obligations of the Preferred Units in any material respect, increase or decrease the authorized number of Preferred Units, or otherwise adversely affect the Preferred Units or (ii) when the three largest Preferred Holders collectively own two-thirds of the Preferred Units or certain of our initial Preferred Holders own at least 35% of the Preferred Units. Section 5.8(d) of the Partnership Agreement also provides that the Partnership may, without the affirmative vote of two-thirds of the Preferred Units, create and issue Junior Securities (as defined in the Partnership Agreement) and Parity Securities (as defined in the Partnership Agreement) in an unlimited amount, with respect to Junior Securities, and, with respect to Parity Securities, in an amount not to exceed $300 million in aggregate face value and that shall not be convertible into more than 48,125,000 Common Units, subject to certain restrictions set forth in the Partnership Agreement. The Proposed Amendment would conform the voting rights of Preferred Holders to the voting rights of holders of Energy Transfer’s other outstanding series of preferred units by (a) eliminating the right of Preferred Holders to vote together, on an as-converted basis, with the Common Units as a single class, (b) providing that the affirmative vote of holders of at least two-thirds of the outstanding Preferred Units, voting as a separate class, is required to adopt any amendment to the Partnership Agreement that the Managing General Partner determines would have a material and adverse effect on the rights of the Preferred Units, and (c) providing that the affirmative vote of holders of at least two-thirds of the outstanding Preferred Units, voting together as a class with other parity securities, is required to (1) create or issue any Parity Securities if cumulative distributions on the Preferred Units are in arrears or (2) create or issue any Senior Securities (as defined in the Partnership Agreement).

If the Consent of Preferred Holders holding at least two-thirds of the issued and outstanding Preferred Units as of the Record Date (the “Requisite Consents”) are received by D.F. King & Co., Inc. (the “Information and Tabulation Agent”) (and not revoked), at or prior to the Expiration Date and the Merger Conditions (as defined in the Consent Solicitation Statement) are satisfied or waived, as applicable, by the parties to the merger agreement and the merger agreement is not otherwise terminated, then:

•

the Partnership will, as promptly as practicable after, and only if, the Merger Conditions are satisfied or waived, as applicable, by the parties to the merger agreement and the merger agreement is not otherwise terminated, pay to Preferred Holders from whom properly submitted Consents are received by the Information and Tabulation Agent on or prior to the Expiration Date a fee in cash (the “Consent Fee”) equal to $0.182546 for each Preferred Unit with respect to which Consents are received (and not revoked) on or prior to the Expiration Date;

•	the Managing General Partner will execute a First Amendment to the Partnership Agreement (the “First Amendment”), which will contain the Proposed Amendment;

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•

the Proposed Amendment will become effective immediately upon execution of the First Amendment by the Managing General Partner, which is anticipated to be immediately prior to the closing of the merger; and

•

in connection with the closing of the merger, (i) Preferred Holders making a redemption election in connection with the consideration they receive in the merger would receive such cash redemption price as increased pursuant to the First Amendment and (ii) Preferred Holders electing to receive preferred units of Energy Transfer (“ET Preferred Units”) with substantially similar terms as the Preferred Units as consideration in the merger will receive ET Preferred Units with terms reflecting the First Amendment.

This material is being sent to you as the owner of record of the Preferred Units. The accompanying Consent Letter is furnished to you for informational purposes.

Accordingly, we request that you deliver Consents with respect to the Preferred Units held by you. If you wish to deliver Consents, please complete, execute and return to D.F. King & Co., Inc. the Consent Form. If you do not wish to deliver Consents for your Preferred Units, you do not need to return the Consent Form or take any further action.

If you deliver a Consent, you must deliver a Consent with respect to all of the Preferred Units held by you as a recordholder in your account unless otherwise directed on the Consent Form.

Separately from the solicitation of Consents in the Consent Solicitation, the Partnership will be soliciting votes from holders of its Common Units and Preferred Holders to approve the completion of the merger. We will announce the results of the Consent Solicitation as promptly as possible following the Expiration Date, which announcement is anticipated to be at least ten days before the deadline to make a merger consideration election for the Preferred Units, assuming the Expiration Date is not extended.

Your Consent Form should be sent to D.F. King & Co., Inc. in ample time prior to the Expiration Date. The address for D.F. King & Co., Inc. is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Toll free: (800) 290-6424

ceqp@dfking.com

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CONSENT FORM

The undersigned acknowledge(s) receipt of your letter and the enclosed materials referred to therein relating to the solicitation by Crestwood Equity Partners LP of Consents from holders of record of the Preferred Units to adopt the Proposed Amendment to the Partnership Agreement. Capitalized terms used but not defined herein have the meanings given to them in the Consent Solicitation Statement.

This Consent Form hereby indicates your delivery or revocation of a Consent with respect to the number of Preferred Units indicated below that is held by you as a recordholder, upon the terms and subject to the conditions set forth in the Consent Solicitation Statement.

DESCRIPTION OF THE SECURITIES*

Issuer	Security Description	CUSIP No.	Number of Securities Owned	Number of Securities as to which Consents are Given	Number of Securities as to which Consents are Revoked**
Crestwood Equity Partners LP	Preferred Units	226344307

*

Unless otherwise indicated, if you execute this Consent Form by completing the above table and returning it, a Consent with respect to all of the Preferred Units held in your account as a recordholder will be delivered.

**	Complete this column only for the number of Preferred Units with respect to which previously given Consents are being revoked.

(PLEASE COMPLETE THE FOLLOWING)

SIGN HERE
Dated

Signature(s)

Print Name(s) and Title

Address

(Please Include Zip Code)

Telephone Number
(Please Include Area Code)

Tax Identification Number
(Social Security Number or Employer Identification Number)

Account Number

PAYMENT INSTRUCTIONS

Please also complete an IRS Form W-9 or an applicable IRS Form W-8

If by check:

Issue check to:

Name

Address

(Please Include Zip Code)

Tax Identification Number
(Social Security Number or Employer Identification Number)

Account Number

If by wire transfer:

Name:
Bank Name:
Address:
ABA or Bank No.:
SWIFT Code:
Account Name:
Account No.:
Re:

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